United States
Securities and Exchange Commission
Washington, D.C. 20549

Form 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 27, 2015

Jones Lang LaSalle Incorporated
(Exact name of registrant as specified in its charter)

Maryland	001-13145	36-4150422
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of incorporation or organization)

200 East Randolph Drive, Chicago, IL	60601
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 312-782-5800

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure

The Investor Relations Presentation, Investor Update and Financial Summary, and Performance Guideposts furnished as Exhibit 99.1, 99.2 and 99.3, respectively, and incorporated herein by reference, will be used as reference materials by Jones Lang LaSalle Incorporated (the “Company”) in various discussions with investors from time to time. These reference materials will be posted on the “Investor Relations” area of the Company’s website at www.jll.com. The registrant undertakes no obligation to update this information, including any forward-looking statements, to reflect subsequently occurring events or circumstances.

The information in this Current Report, including the exhibits, shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. This information will not be deemed an admission as to the materiality of any information contained herein that is required to be disclosed solely by Regulation FD.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following exhibits are included with this Report:

99.1	JLL Investor Relations Presentation dated February 2015

99.2	JLL Investor Update and Financial Summary dated February 2015

99.3	JLL Performance Guideposts dated February 2015

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 27, 2015
Jones Lang LaSalle Incorporated

By: /s/ Joseph J. Romenesko
Name: Joseph J. Romenesko
Title: Executive Vice President and Treasurer

EXHIBIT INDEX

99.1	JLL Investor Relations Presentation dated February 2015

99.2	JLL Investor Update and Financial Summary dated February 2015

99.3	JLL Performance Guideposts dated February 2015